                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Data Race, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                              /s/ KPMG LLP
                               KPMG LLP

San Antonio, Texas
January 6, 2000